UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 14, 2002
                                                      ------------------------

                                  NYMAGIC, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New York                  1-11238             13-3534162
------------------------------   --------------    --------------------
(State or Other Jurisdiction      (Commission       (IRS Employer
of Incorporation                  File Number)     Identification No.)


      330 Madison Avenue                                  10017
-----------------------------------------           ------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        212.551.0600
                                                     ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure.

On November 14, 2002 NYMAGIC, INC. issued a press release concerning third quarter financial results and other recent events. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated in its entirety by reference.











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



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NYMAGIC, INC.
                                                 -------------
                                                  (Registrant)


                                                /s/ Thomas J. Iacopelli
Date:         November 14, 2002            By:  --------------------------
              -----------------                 Thomas J. Iacopelli
                                                (Chief Financial Officer)

















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